UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2019

SUNESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SNSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2019, the Board of Directors (the “Board”) of Sunesis Pharmaceuticals, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, elected Nicole Onetto to the Board, effective immediately, as a Class I director whose term will expire at the Company’s 2021 annual meeting of stockholders. Effective, September 17, 2019, Ms. Onetto has also been appointed to the Compensation Committee of the Board. The Board has determined that Ms. Onetto is “independent” as contemplated by the Nasdaq Stock Market and other governing laws and applicable regulations, including Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

There is no arrangement or understanding between Ms. Onetto and the Company or any other person pursuant to which she was elected as a director, and there is no family relationship between Ms. Onetto and any of the Company’s other directors or executive officers. The Company is not aware of any transaction between the Company and Ms. Onetto that would require disclosure under Item 404(a) of Regulation S-K.

Ms. Onetto is expected to receive compensation for service as a director in accordance with the Company’s non-employee director compensation policy (“Policy), including annual cash retainer and an annual equity grant. Pursuant to Policy, in connection with her election, she will receive a non-statutory stock option to purchase 90,000 shares of the Company’s Common Stock (the “Initial Option”) under the Company’s 2011 Equity Incentive Plan to be effective on September 30, 2019 (the “Grant Date”). The Initial Option will have a maximum term of ten years measured from the Grant Date, and will vest and be exercisable monthly over a two-year period, provided Ms. Onetto continues to provide services to the Company through each vesting date. In connection with this election, the Company also entered into the Company’s standard form of indemnification agreement with Ms. Onetto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.

Dated: September 19, 2019

	By:	/s/ William P. Quinn
William P. Quinn
Chief Financial Officer, Senior Vice President, Finance and Corporate Development